Derivative Instruments - Foreign Currency Forward Contracts (Detail) In Thousands, unless otherwise specified	Dec. 31, 2014 Foreign currency forward contracts [Member] USD ($)	Dec. 31, 2014 Norwegian Kroner [Member] NOK
Derivative [Line Items]
Contract Amount in Foreign Currency		558,500
Average Forward Rate		6.50
Fair Value / Carrying Amount of Asset/ (Liability) Non-hedge	(11,268)
Expected Maturity Current Year	55,193
Expected Maturity Next Fiscal Year	$ 30,807